May 8, 2008 Earnings Webcast & Conference Call Presentation Third Quarter Fiscal Year 2008 Broadridge Financial Solutions, Inc. Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of
Broadridge may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  Statements that are not historical in nature, such as our fiscal year 2008 financial guidance, and which may be identified by the use of words like “expects,” “assumes,”
“projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I,
“Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2007
(the “2007 Annual Report”). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2007 Annual Report. These risks include: Broadridge’s success in retaining and selling additional services to its existing clients and obtaining new clients; the pricing of
Broadridge’s products and services; changes in laws affecting the investor communication services provided by Broadridge; changes in laws regulating registered clearing agencies and broker-dealers;
declines in trading volume, market prices, liquidity of securities markets or proprietary trading activity;
Broadridge’s ability to continue to obtain data center services from its former parent company,
Automatic Data Processing, Inc. (“ADP”); Broadridge’s debt levels and financing costs, including the impact of its credit ratings on such costs; the ability of Broadridge to develop brand recognition and its reputation with its clients and employees following its separation from ADP in March 2007; the incurrence of additional costs attributable to Broadridge’s operations as a stand-alone public company;
changes in technology; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; and overall market and economic conditions. Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Today’s Agenda
Opening Remarks Rich Daly, CEO
3
rd
Quarter & YTD FY 2008 Results Dan Sheldon, CFO
Fiscal Year 2008 Guidance Update Rich Daly, CEO
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Marvin Sims, VP Investor Relations
Closing Remarks Rich Daly, CEO
Note:
For a reconciliation of Non-GAAP to GAAP measures used in this presentation, please see the attached Appendix

Opening Remarks  – Outline
Key Topics:
Financial results for the third quarter
•
Increasing our full year EPS guidance
•
Revenues and earnings for quarter are directly in line with
expectations
•
As anticipated year-over-year quarterly earnings and
margins are down as a result of previously announced
large client losses in fiscal year 2007 and investments
•
Closed sales are ahead of fiscal year 2008 plan and last
year
•
We expect our sales pipeline to remain very strong
•
Broadridge is not in control of the markets we serve, but we are definitely in control of our business

Opening Remarks  – Outline
Key Topics:
Investor Communication business overview:
•
Investor Communication Solutions our largest segment,
historically responsible for over 70% of our annual
revenues and earnings, is growing
•
Business is extending market leadership position
•
Grew over previously announced fiscal year 2007 client
loss
•
The recurring core business is performing well
•
Event-driven revenue in line with “flat” expectations
•
Sales have been very strong this year
•
Notice and Access providing opportunities

Opening Remarks  – Outline
Key Topics:
Securities Processing business overview:
•
Business is performing better than anticipated for the year given 1 half trades per day growth
•
Current market conditions present both opportunities and challenges
•
Successful implementation consolidating RBC’s retail and
institutional securities processing platforms
Clearing and Outsourcing business overview:
•
Over the next 3 years, we’re expecting Clearing and Outsourcing to double its size
•
Operating at expected levels except for impact from interest rate reduction
•
Added 3 new outsourcing client sales for a total of 7 year-to-date st

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Broadridge™

Broadridge  Results – 3Q  & YTD FY 2008
Q3 - Revenue 1% to $499M (without distribution fee 1%)
YTD - Revenue 4% to $1,415M (without distribution fee 6%)
Q3 Fiscal 2008 revenue growth building blocks:
•
Sales contributed 3% - (YTD = 2%)
•
Losses reduced growth by 5% - (YTD = 5%)
•
Internal growth contributed 2% - (YTD = 4%)
•
Other/FX contributed 1% - (YTD = 3%)
Q3 - Pre-tax Earnings 15% to $60M, and Pre-tax Margin of 12.0%, 220 bps -
Non-GAAP
(1)
31% to $48M and Pre-tax Margin of 9.7%, 450 bps - GAAP
YTD - Pre-tax Earnings 16% to $190M, and Pre-tax Margin 13.4%, 140 bps -
Non-GAAP
(1)
5% to $155M and Pre-tax Margin of 10.9% 100 bps - GAAP
Q3 - Diluted Earnings Per Share 13% to $0.26 –
Non-GAAP
(1)
30% to $0.21 – GAAP
Slightly more shares outstanding
YTD - Diluted Earnings Per Share 14% to $0.82 –
Non-GAAP
(1)
6% to $0.67 – GAAP
Note:
(1)
-
Non-GAAP excludes Spin-off expense adjustments for one-time transition expenses & interest on new debt

Segments Results – 3Q & YTD FY 2008
Investor Communication Solutions
Fee Revenues
•
Recurring Fee Revenues
–
Net new business YTD  $12M (sales $9M and losses -$21M)
–
Notice and Access not material impact YTD, positive impact in Q4
–
Internal Growth $20M YTD
o
Transaction Reporting (statements/confirms) & Fulfillment up over 10%
o
Mutual Fund Interims stock record growth up 9%
o
Equity Proxy stock record growth 1%, forecasted positive Q4
•
Event-driven Fee Revenues positively impacted by Mutual Fund Registered Proxy offset by shrinkage in Equity Proxy Contest and M&A activity
Q3 Margins of 9.4% 20 bps due to operating leverage
YTD Margins of 9.5% 180 bps, due to operating leverage, a favorable mix of distribution fees and one-time items -
Non-GAAP
3Q 3Q YTD
($ in millions) Actual Actual
Low High
Revenues $343 $945 $1,566 $1,594
Growth Rate 1% 1% 1% 3%
Fee Revenues $157 $446 $751 $766
Growth Rate
1% 2% 3% 5%
Recurring (RC) 3% 2% 5% 5%
Event-driven (ED) -2% 0% -2% 0%
Distribution Revenue Growth Rate
1% 0% -1% 1%
FY08
Range

8 8
Segments Results – 3Q & YTD FY 2008
Securities Processing Solutions
Q3 Revenues 4% to $129M
•
Net new business contributed -4% (Sales of 3% offset by losses of 7% – impact of previously announced fiscal year 2007 client loss)
•
Internal Growth contributed .4%
– Equity Trades Per Day (TPD) 4% to slightly over 2.5M TPD
– Fixed income TPD – 20% to 248K TPD
YTD Revenues 2% to $381M -
Non-GAAP
•
Net new business contributed -4% (Sales of 3% offset by losses of 7%)
•
Internal Growth contributed 6%
– Equity TPD 19% to 2.5M TPD (Q1 37%, Q2 19%)
– Fixed Income TPD 19% to 226K TPD (Q1 21%, Q2 16%)
Q3 Margins of 27.9% 520 bps
•
Decline driven by previously announced client loss and higher investments
YTD Margins of 28.8% 40 bps -
Non-GAAP
•
Revenue growth offset by incremental investments

Segments Results – 3Q  & YTD FY 2008
Clearing and Outsourcing Solutions
Q3 Revenues 1% to $23M
• Sales contributed 12% to growth
• Previously announced client loss reduced growth by 12%
• Internal growth contributed 1% (TPD up and net interest income down)
YTD Revenues 6% to $72M, primarily from Sales growth of 13%
Q3 Operating losses at ($0.5M); improvement of $0.6M over prior year
YTD Operating losses reduced by 35% from ($6.3M) to ($4.1M) – Non-GAAP
Other
Q3 Revenues of $0.2M generated from interest
YTD Revenues of $8M offset expenses
Q3 Net Other Expense of $21M is made up of:
• Interest expense ($7M) and one-time transition expenses of ($4M)
• Investments and Corporate expenses of ($10M)
YTD Net Other Expense of $44M
FX
Q3 Revenues increased $9M and margins increased by $4M due to weakening of U.S. dollar
YTD Revenues increased $19M and margins increased by $8M

Broadridge Cash Flow  – 3Q YTD FY 2008
Broadridge Financial Solutions, Inc.
Calculation of Free Cash Flow - Non-GAAP
Unaudited
(In millions)
Clearing &
Outsourcing All Other Broadridge
Calculation of Free Cash Flow
Segment Segments Total
Earnings (3) $                   * 97 $             94 $
Depreciation and amortization 3 35 38
Deferred taxes - (15) (15)
Stock-based compensation expense - 24 24
Other - 5 5
Subtotal - 146 146
Working capital changes - 66 66
Securities Clearing Activities 251 - 251
Long-term assets & liabilities changes - (3) (3)
Net cash flow provided by operating activities 251 209 460
Less:
Capital expenditures - (28) (28)
Intangibles - (4) (4)
Free cash flow 251 $               177 $           428 $
Additional Information:
Long-term debt payment - $                    (135) $             (135) $
Dividend - $                    (25) $              (25) $
Acquisitions - $                    (6) $                 (6) $
Short-term borrowings (94) $                    - $              (94) $
Net Change in Cash and Cash Equivalents 164 $                   17 $               181 $
Note:
For a reconciliation of Non-GAAP to GAAP measures please see the attached Appendix
* Segment Earnings before income taxes
Nine Months Ended
March 31, 2008
(Non-GAAP):

Fiscal Year 2008  Guidance & Summary
Increased our full year EPS guidance range:
EPS before one-time transition expenses of $1.30 - $1.40 to a new range of $1.35 - $1.45 per share (Non-GAAP)
EPS after one-time transition expenses of $1.25 - $1.35 to a new range of $1.29 - $1.39 per share (GAAP)
The fourth quarter historically represents approximately 50% of our annual net earnings
Q3 results in line with expectations despite the difficult times in the markets we serve
Investor Communication Solutions segment continues to
generate recurring revenue growth in core business
Expanded our strategic efforts and resources
Free cash flow remains very strong

12 Q&A There are no slides during this portion of the presentation

13 Closing Comments There are no slides during this portion of the presentation

14 Appendix Appendix

Broadridge - Fiscal Year 2008 Financial Guidance
Revenue growth of 2% - 4%
Diluted Earnings Per Share
Before one-time transition expenses of $1.35 - $1.45 –
Non-GAAP
After one-time transition expenses of $1.29 - $1.39 –
GAAP
Earnings before interest and taxes margins (excluding one-time transition expenses) of 15.8% - 16.5%
Interest expense of $32M - $35M
Effective Tax Rate of approximately 39%
One-time transition expenses of approximately $14M (after tax $8M)
Strong cash flows with intent to pay down debt, pay dividends, acquisitions and no contemplated share buybacks in fiscal year 2008
Diluted weighted-average shares of approximately 141 million

Segments – Fiscal Year 2008 Financial Guidance
Investor Communication
:
Revenues 1% - 3%
Margins 15.5% - 16.4%
Securities Processing
:
Revenues flat to 1%
Margins 25.8% - 26.8%
Clearing and Outsourcing:
Revenues 3% - 4%
Operating losses at $4M - $5M

GAAP to Non-GAAP Earnings Reconciliation
Note:
Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These
Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.
Broadridge Financial Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
Earnings, Margins and Per Share Reconcilation
(In millions except per share and margin data)
(unaudited)
Three months ended March 31, 2008 Three months ended March 31, 2007
Earnings
before
income taxes
Pretax
margins
Net
earnings
Net
earnings
per share
Earnings
before
income taxes
Pretax
margins
Net
earnings
Net
earnings
per share
GAAP basis measures 48.4 $           9.7% 29.5 $     0.21 $     69.9 $           14.2% 41.9 $     0.30 $
Non-GAAP adjustments:
One-time transition expenses 4.2 0.8% 2.5 0.02 - - - -
Interest on new debt & other 7.3 1.5% 4.5 0.03 0.2 - 0.1 -
Total Non-GAAP adjustments 11.5 2.3% 7.0 0.05 0.2 - 0.1 -
Non-GAAP measures 59.9 $           12.0% 36.5 $     0.26 $     70.1 $           14.2% 42.0 $     0.30 $
Nine months ended March 31, 2008 Nine months ended March 31, 2007
Earnings
before
income taxes
Pretax
margins
Net
earnings
Net
earnings
per share
Earnings
before
income taxes
Pretax
margins
Net
earnings
Net
earnings
per share
GAAP basis measures 154.8 $         10.9% 94.4 $     0.67 $     162.3 $         11.9% 98.4 $     0.71 $
Non-GAAP adjustments:
One-time transition expenses 9.8 0.7% 5.9 0.04 - - - -
Interest on new debt & other 25.7 1.8% 15.7 0.11 1.8 0.1% 1.1 0.01
Total Non-GAAP adjustments 35.5 2.5% 21.6 0.15 1.8 0.1% 1.1 0.01
Non-GAAP measures 190.3 $         13.4% 116.0 $   0.82 $     164.1 $         12.0% 99.5 $     0.72 $

GAAP to Non-GAAP Free Cash Flow Reconciliation
Note:
Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These
Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.
Broadridge Financial Solutions, Inc.
Calculation of Free Cash Flow - Non-GAAP
(In millions)
(Unaudited)
Net Cash Flow Less: Capital
Provided by (Used in) Expenditures Free
Operating Activities and Intangibles Cash Flow
Nine Months ended March 31, 2008 $460 ($32) $428
Free cash flows is defined as net cash flow provided by (used in) operating activities, less capital expenditures and intangibles.

Intersegment Transfer Pricing Reconciliation
2008 2007 2008 2007
Investor Communication Solutions
Net revenue as reported 342.9 $      339.7 $      945.2 $      934.8 $
Transfer pricing adjustment - - - (2.0)
Net revenue as Adjusted - Non-GAAP 342.9 $      339.7 $      945.2 $      932.8 $
EBIT as reported 32.4 $        31.3 $        89.4 $        72.6 $
Transfer pricing adjustment - - - (0.7)
EBIT as Adjusted - Non-GAAP 32.4 $        31.3 $        89.4 $        71.9 $
Margin % as reported 9.4% 9.2% 9.5% 7.8%
Margin % as adjusted - Non-GAAP 9.4% 9.2% 9.5% 7.7%
Securities Processing Solutions
Net revenue as reported 129.0 $      134.8 $      381.0 $      379.0 $
Transfer pricing adjustment - - - (6.0)
Net revenue as Adjusted - Non-GAAP 129.0 $      134.8 $      381.0 $      373.0 $
EBIT as reported 36.0 $        44.6 $        109.8 $      113.2 $
Transfer pricing adjustment - - - (4.3)
EBIT as Adjusted - Non GAAP 36.0 $        44.6 $        109.8 $      108.9 $
Margin % as reported 27.9% 33.1% 28.8% 29.9%
Margin % as adjusted - Non-GAAP 27.9% 33.1% 28.8% 29.2%
Clearing and Outsourcing Solutions
Net revenue as reported 22.9 $        23.2 $        72.3 $        68.2 $
Transfer pricing adjustment - - - -
Net revenue as Adjusted - Non-GAAP 22.9 $        23.2 $        72.3 $        68.2 $
EBIT as reported (0.5) $         (1.1) $         (4.1) $         (11.3) $
Transfer pricing adjustment - - - 5.0
EBIT as Adjusted - Non-GAAP (0.5) $         (1.1) $         (4.1) $         (6.3) $
Margin % as reported -2.2% -4.7% -5.7% -16.6%
Margin % as adjusted - Non-GAAP -2.2% -4.7% -5.7% -9.2%
Nine months ended
March 31,
Broadridge Financial Solutions, Inc.
Intersegment Transfer Price Reconciliation
($ In millions except margin data)
(Unaudited)
Three months ended
March 31,

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